UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 9, 2010
ANTHERA PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34637	20-1852016

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25801 Industrial Boulevard, Suite B, Hayward, California	94545

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (510) 856-5600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers
     Amended and Restated 2010 Stock Option and Incentive Plan
          On July 9, 2010, at the Annual Meeting of Stockholders of Anthera Pharmaceuticals, Inc. (the “Company”), the stockholders approved (a) the Company’s Amended and Restated 2010 Stock Option and Incentive Plan (the “Stock Option Plan”), which amended the Company’s existing plan to increase the number of shares authorized for issuance thereunder by 200,000 shares and (b) the Company’s 2010 Employee Stock Purchase Plan (the “ESPP”).
          The description of each of the Stock Option Plan and the ESPP is qualified in its entirety by reference to the Stock Option Plan and ESPP, respectively, a copy of each of which was included as Appendix A and Appendix B, respectively, to the Company’s 2010 Notice and Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on June 8, 2010, and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
          The following proposals were submitted to the stockholders at the 2010 Annual Meeting of Stockholders held on July 9, 2010:
          (i) The election of two Class I directors, as nominated by the Board of Directors, to hold office until the 2013 Annual Meeting of Stockholders;
          (ii) The approval the Company’s Stock Option Plan, which amends the Company’s existing plan to increase the number of shares authorized for issuance thereunder by 200,000 shares;
          (iii) The approval of the Company’s ESPP; and
          (iv) The ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2010.
          The proposals are described in detail in the Company’s Proxy Statement filed with the SEC on June 8, 2010.
          The number of shares of common stock entitled to vote at the annual meeting was 22,312,870. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 17,933,511. All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and all director nominees were elected.
          The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:
          (i) Election of two Class I Directors

Director Nominee	Votes For	Votes Withheld
Donald J. Santel	16,761,156	900
David E. Thompson	16,759,726	2,330
          There were 1,171,455 broker non-votes regarding the election of directors.

          (ii) Approval of the Stock Option Plan.
          Stockholders approved the Company’s Stock Option Plan, which amends the Company’s existing plan to increase the number of shares authorized for issuance thereunder by 200,000 shares. The results of the voting included 14,879,099 votes for, 1,871,905 votes against and 11,052 votes abstained.
          There were 1,171,455 broker non-votes regarding this proposal
          (iii) Approval of ESPP.
          Stockholders approved the Company’s ESPP. The results of the voting included 16,065,586 votes for, 685,318 votes against and 11,152 votes abstained.
          There were 1,171,455 broker non-votes regarding this proposal.
          (iv) Ratification of Auditors.
          Stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010. The results of the voting included 17,933,511 votes for, 0 votes against, and 0 votes abstained.
          There were no broker non-votes regarding this proposal.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2010	Anthera Pharmaceuticals, Inc.
	By:	/s/ Christopher P. Lowe
Christopher P. Lowe
Chief Financial Officer and Vice President of Administration